Investment Portfolioas of February 28, 2026 (Unaudited)
DWS Floating Rate Fund
	Principal Amount ($)	Value ($)

Corporate Bonds 0.0%
Communication Services
Uniti Group, Inc., Series A, 11.0%, Perpetual (a) (Cost $0)	4	0

	Shares	Value ($)

Common Stocks 0.0%
Communication Services
Uniti Group, Inc.* (Cost $5,510)	551	4,033

Warrants 0.0%
Communication Services
iHeartMedia, Inc., Expiration Date 5/1/2039*	8,350	21,919
Uniti Group, Inc., Expiration Date 8/1/2028* (a)	107	0
Total Warrants (Cost $151,344)		21,919

Exchange-Traded Funds 4.6%
BondBloxx CCC-Rated USD High Yield Corporate Bond ETF	7,906	294,736
State Street Blackstone Senior Loan ETF	48,650	1,940,648
State Street SPDR Bloomberg High Yield Bond ETF	7,742	752,910
Total Exchange-Traded Funds (Cost $3,053,861)		2,988,294

Cash Equivalents 95.6%
DWS Central Cash Management Government Fund, 3.68% (b) (Cost $62,049,492)	62,049,492	62,049,492

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $65,260,207)	100.2	65,063,738
Other Assets and Liabilities, Net	(0.2)	(131,604)
Net Assets	100.0	64,932,134
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended February 28, 2026 are as follows:
Value ($) at 5/31/2025	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 2/28/2026	Value ($) at 2/28/2026
Affiliated Securities 0.0%
Xtrackers Short Duration High Yield Bond ETF (c)
251,889	49,606	303,408	4,213	(2,300)	4,923	—	—	—
Cash Equivalents 95.6%
DWS Central Cash Management Government Fund, 3.68% (b)
6,933,790	100,813,068	45,697,366	—	—	375,134	—	62,049,492	62,049,492
7,185,679	100,862,674	46,000,774	4,213	(2,300)	380,057	—	62,049,492	62,049,492

*	Non-income producing security.
(a)	Investment was valued using significant unobservable inputs.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Affiliated fund managed by DBX Advisors LLC.

Perpetual: Callable security with no stated maturity date.
SPDR: Standard & Poor's Depositary Receipt
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of February 28, 2026 in valuing the Fund’s investments.
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$—	$0	$0
Common Stocks	4,033	—	—	4,033
Warrants	—	21,919	0	21,919
Exchange-Traded Funds	2,988,294	—	—	2,988,294
Short-Term Investments	62,049,492	—	—	62,049,492
Total	$65,041,819	$21,919	$0	$65,063,738
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
DFRF-PH3